Risks and Uncertainties	6 Months Ended
Jun. 30, 2025
Risks and Uncertainties [Abstract]
RISKS AND UNCERTAINTIES

16. riskS AND UNCERTAINTIES

Concentration of credit risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable, net.

The Group places its cash in various commercial banks in the PRC and Hong Kong. The Group believes that no significant credit risk exists as these banks are principally government-owned financial institutions with high credit ratings.

The Group deposits its cash with reputable banks located in the PRC and Hong Kong. As of December 31, 2024 and June 30, 2025, HK$57,802,514 and HK$35,489,738 (US$4,521,043) were deposited with the PRC and Hong Kong banks, respectively. Balances maintained with banks in Hong Kong are insured under the Deposit Protection Scheme introduced by the Hong Kong Government for a maximum amount of HK$800,000 (approximately US$0.1 million) for each depositor at one bank, whilst the balances maintained by the Group may at times exceed the insured limits. Cash balances maintained with banks in Hong Kong are not otherwise insured by the Federal Deposit Insurance Corporation or other programs. Balances maintained with banks in the PRC are insured by the government authority with the maximum limit of RMB500,000 (approximately US$0.07 million). The Group has not experienced any losses in these bank accounts and management believes that the Group is not exposed to any significant credit risk on cash.

Accounts receivable primarily comprises of amounts receivable from the clients. To reduce credit risk, the Company performs on-going credit evaluations of the financial condition of these service clients. The Company establishes a provision for credit losses based upon estimates, factors surrounding the credit risk of specific clients and other information.

Customer concentration risk

For the six months ended June 30, 2024, three customers accounted for 24.1%, 19.9% and 19.1% of the Company’s total revenue, respectively. For the six months ended June 30, 2025, three customers accounted for 42.1%, 19.6% and 18.9% of the Company’s total revenue, respectively.

As of December 31, 2024, three customers accounted for 42.2%, 27.6% and 11.9% of the total balance of accounts receivable, respectively. As of June 30, 2025, four customers accounted for 36.8%, 23.6%, 20.4% and 12.1% of the total balance of accounts receivable, respectively.

Vendor concentration risk

For the six months ended June 30, 2024, no vendor accounted for more than 10% of the Group’s total purchases. For the six months ended June 30, 2025, one vendor accounted for 11.4% of the Group’s total purchases.

As of December 31, 2024, two vendors accounted for 27.3% and 11.0% of the Group’s total balance of accounts payable.  As of June 30, 2025, one vendor accounted for 10.6% of the Group’s total balance of accounts payable.

Interest rate risk

Fluctuations in market interest rates may negatively affect the Group’s financial condition and results of operations. The Group is exposed to floating interest rate risk on floating rate borrowings, and the risks due to changes in interest rates are not material. The Group has not used any derivative financial instruments to manage its interest risk exposure.